UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2024
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Abacus Life, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
__________________
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABL	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	ABLLW	The NASDAQ Stock Market LLC
9.875% Fixed Rate Senior Notes due 2028	ABLLL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 8.01. Other Events.

On February 15, 2024, Abacus Life, Inc. (the “Company”) completed a registered offering of $25,000,000 aggregate principal amount of its additional 9.875% Fixed Rate Senior Notes due 2028 (the “New Notes”). The New Notes will have the same terms (except with respect to issue date and the date from which interest will accrue) as, will be fully fungible with and will be treated as a single series of debt securities as, the 9.875% Fixed Rate Senior Notes due 2028 the Company issued on November 10, 2023 in an aggregate principal amount of $35,650,000 (the “Existing Notes” and together with the New Notes, the “Notes”). The offering was consummated pursuant to the terms of an underwriting agreement, dated as of February 9, 2024 (the “Underwriting Agreement”), with Piper Sandler & Co., as representative of the several underwriters named in Exhibit A thereto (the “Underwriters”). The Company received approximately $24,212,500 in proceeds, before expenses, from the sale of the New Notes. The Company intends to use the net proceeds to refinance other outstanding indebtedness and for general corporate purposes.

The New Notes were offered and sold pursuant to the Company’s registration statement on Form S-1 (Registration No. 333-276795) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on February 9, 2024, and a final prospectus thereto filed with the SEC on February 13, 2024.

The terms of the Notes are governed by a senior debt securities indenture, dated as of November 10, 2023 (the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of November 10, 2023 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Base Indenture and the First Supplemental Indenture, which includes the form of the Notes, are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

The Existing Notes are listed and trade on the Nasdaq Global Market® under the symbol “ABLLL” and the Company intends to apply to list the New Notes on the Nasdaq Global Market® under the same symbol within 30 days of the original issue date.

The description of the New Notes contained in this Form 8-K is qualified in its entirety by reference to the foregoing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1
Base Indenture, dated as of November 10, 2023, between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-39403) filed with the SEC on November 13, 2023).

4.2
First Supplemental Indenture, dated as of November 10, 2023, between the Company and U.S. Bank Trust Company, National Association, as trustee. (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 001-39403) filed with the SEC on November 13, 2023)

4.3	Form of 9.875% Fixed Rate Senior Notes due 2028 (included in Exhibit 4.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Life, Inc.

Date: February 15, 2024	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer